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Nicholas-Applegate Mutual Funds

Supplement to Prospectuses

Portfolios A, B and C dated July 16, 1997
Advisory Portfolios dated July 21, 1997
Global Institutional Portfolios dated July 22, 1997
U.S. Institutional Portfolios dated July 22, 1997
Fixed Income Institutional Portfolios dated July 22, 1997

December  8, 1997

The Board of Trustees of the Trust has approved the calling of a special meeting of shareholders to consider reorganization of the Trust from its current "master-feeder" structure to a "multi-class" structure. As a result of the proposed reorganization, the Trust would manage its assets directly rather than through Nicholas-Applegate Investment Trust, and each shareholder of an A, B, C, Qualified or Institutional Portfolio would receive Class A, B, C, Q or I shares of a corresponding portfolio of the Trust. The proposed reorganization would not affect the net asset value of the shares held by any shareholder; the investment objectives, policies or risks of any Portfolio; or the basic arrangements for management of the Trust. Legal counsel has advised the Trust that under the Internal Revenue Code the proposed reorganization would not result in taxable income to the Portfolios or their shareholders. Management believes that the proposed reorganization would result in substantial cost savings to the Trust.

    At the same time, shareholders of the Government Income Portfolios of the Trust will be asked to consider reorganization of those Portfolios into the Fully Discretionary Fixed Income Fund portfolio of the Trust. Management believes that at their current sizes, the Government Income Portfolios are too small to operate in a cost effective manner, and that the reorganization would permit their shareholders to continue to meet their primary goal of current income from a portfolio comprised principally of high quality fixed income securities.

    Further details will be set forth in a proxy statement to be mailed in early January, 1998 to all shareholders as of the record date for the meeting (currently scheduled for December 19, 1997). Copies of the proxy statement can be obtained by other shareholders by calling 1-800-551-8045.